SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

MURFREESBORO BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MURFREESBORO BANCORP, INC.

March 11, 2002

TO THE SHAREHOLDERS OF MURFREESBORO BANCORP, INC.:

In connection with the Annual Meeting of Shareholders of your Company to be held on April 23, 2002, we enclose a Notice of Annual Meeting of Shareholders, a proxy statement, and a form of proxy.

The shareholders are being asked to elect the board of directors to serve until the next Annual Meeting of Shareholders in 2002 or until their successors are duly elected and qualified and to ratify the appointment of Rayburn, Betts & Bates, P.C. as the Company’s independent accountants and auditors for fiscal year 2002. Information about these matters is contained in the attached proxy statement.

You are cordially invited to attend the Annual Meeting of Shareholders in person. We would appreciate your completing the enclosed form of proxy so that your shares can be voted in the event that you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. We urge you to return your proxy card in the enclosed envelope as soon as possible.

Sincerely,

William E. Rowland	Joyce Ewell

President and Chief Executive Officer	Executive Vice President

MURFREESBORO BANCORP, INC.
615 Memorial Boulevard
Murfreesboro, Tennessee 37129

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 23, 2002

Notice is hereby given that the Annual Meeting of Shareholders of Murfreesboro Bancorp, Inc. (the “Company”), will be held on Tuesday, April 23, 2002, at 5:00 P.M., Central Daylight Savings Time, 615 Memorial Boulevard, Murfreesboro, Tennessee 37129, for the following purposes:

1.	To elect the Board of Directors for the coming year or until their successors have been duly elected and qualified;

2.	To ratify the appointment of Rayburn, Betts & Bates, P.C. as the Company’s independent accountants and auditors for fiscal year 2002; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 6, 2002 are entitled to notice of and to vote at the Annual Meeting of Shareholders.

By Order of the Board of Directors

Debbie Ferrell Senior Vice President Corporate Secretary

IMPORTANT

PLEASE MARK, SIGN, DATE, INDICATE IF YOU PLAN TO ATTEND THE ANNUAL MEETING AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

INFORMATION CONCERNING THE SOLICITATION
OUTSTANDING VOTING SECURITIES
SUBORDINATED CONVERTIBLE CAPITAL DEBENTURES
PROPOSAL 1. ELECTION OF DIRECTORS
DIRECTORS AND OFFICERS OF THE COMPANY
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT FEES
FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
INTERNAL AUDIT SERVICES
ALL OTHER FEES
OTHER MATTERS
AUDIT COMMITTEE REPORT FOR 2001
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING
SHAREHOLDER PROPOSALS
ANNUAL REPORT OF FORM 10-KSB
BY ORDER OF THE BOARD OF DIRECTORS

MURFREESBORO BANCORP, INC.
615 Memorial Boulevard
Murfreesboro, Tennessee 37129

PROXY STATEMENT

Annual Meeting of Shareholders
April 23, 2002

INFORMATION CONCERNING THE SOLICITATION

This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) of Murfreesboro Bancorp, Inc. (the “Company”) to be held Tuesday, April 23, 2002 at 5:00 P.M., Central Daylight Savings Time, at the Bank of Murfreesboro, 615 Memorial Boulevard, Murfreesboro, Tennessee 37129 and at any adjournment or adjournments thereof.

At the Annual Meeting, the shareholders will vote to elect a board of directors, and to ratify the appointment of Rayburn, Betts & Bates, P.C. as the Company’s independent accountants and auditors for fiscal 2002. If a quorum exists, a plurality of the votes cast is required to elect the directors and a majority of the shares present or represented at the meeting is required to ratify the appointment of Rayburn, Betts & Bates, P.C. as the Company’s independent accountants and auditors for fiscal 2002. The holder of each share of the Company’s common stock (the “Common Stock”) is entitled to one vote on all matters submitted before the Annual Meeting or any adjournments of the Annual Meeting. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates that it does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to such matter.

Shareholders are urged to sign the enclosed form of proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with the shareholders’ directions. If no directions are given, proxies will be voted FOR the election of the nominees named herein as directors, and FOR the ratification of the appointment of Rayburn, Betts & Bates, P.C. as the Company’s independent accountants and auditors for fiscal year 2002.

The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the person named in the enclosed proxy will use his discretion in voting the shares. The proxy may be revoked at any time prior to the voting thereof by written request to the Company at 615 Memorial Boulevard, Murfreesboro, Tennessee 37129, Attention: Debbie Ferrell, Secretary. The proxy may also be revoked by submission to the Company of a more recently dated proxy. The giving of the proxy will not affect the right of a shareholder to attend the Annual Meeting and vote in person. If a shareholder is present at the Annual Meeting and desires to vote his or her shares personally, the shareholder’s proxy will be withheld from voting upon request by shareholder to the Secretary prior to balloting.

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile or telegraph by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons, who will be reimbursed for their reasonable expenses incurred in such connection. It is expected that this Proxy Statement will first be sent to shareholders on or about March 23, 2002.

OUTSTANDING VOTING SECURITIES

Only shareholders of record on March 6, 2002 are entitled to notice of and to vote at the Annual Meeting. On that date there were 907,609 shares of Common Stock issued and outstanding. The holder of each share of Common Stock is entitled to one vote on all matters submitted before the Annual Meeting or any adjournments of the Annual Meeting. The shareholders of the Company do not have cumulative voting rights. There are no other classes of voting securities of the Company currently outstanding.

SUBORDINATED CONVERTIBLE CAPITAL DEBENTURES

The Company issued $3,000,000 of floating rate subordinated convertible capital debentures (“debentures”) on September 29, 1999. Issuance costs related to the debentures is approximately $25,000. The debentures convert to common stock of the Company on August 31, 2011 at a conversion factor based upon the market value of the common stock on that date.

If converted before that date, the conversion will be based upon one share of common stock for every $12.50 of debentures held. The debentures began accruing interest on January 1, 2000 and pay interest every December 15 with the final interest payment being made at maturity. Interest payment is based upon a rate equal to the weighted average prime rate less 0.5%. The average rate for the period shall not be less than 6.50%. The amount of debentures held by directors and officers of the Company at December 31, 2001 totaled $2,174,000.

PROPOSAL 1. ELECTION OF DIRECTORS

At the Annual Meeting, the Board of Director nominees are elected to hold office for a term of one year or until their successors are elected and qualified. If any nominee should be unable to accept nomination or election as a director, which is not expected, the proxies may be voted with discretionary authority for a substitute designated by the Board of Directors. The election of a director requires a plurality of the votes cast.

The Board of Directors of the Company recommends the election of the following nominees:

Melvin R. Adams, Sr.
Thomas E. Batey
Sam B. Coleman, Jr.
Joyce Ewell
John Stanley Hooper
William E. Rowland
William H. Sloan
Joseph M. Swanson
Olin O. Williams, M.D.

The following table sets forth certain information regarding each of the Company’s directors:

				Initial
Director	Age (1)	Position with the Company	Principal Occupation	Election

Olin O. Williams, M.D	71	Chairman of the Board and Director	Retired Surgeon	1998

William E. Rowland	54	President, Chief Executive Officer and Director	Bank of Murfreesboro, President/Chief Executive Officer	1998

Joyce Ewell	58	Executive Vice President and Director	Bank of Murfreesboro, Executive Vice President	1998

Melvin R. Adams, Sr.	62	Director	State Farm Insurance Agent	1998

Thomas E. Batey	67	Director	Batey’s Office Supply	1998

Sam B. Coleman, Jr.	44	Director	Real Estate Agent	2002

John Stanley Hooper	69	Director	Retired Farm Supply Dealer	1998

William H. Sloan	67	Director	Sloan’s Sales and Service, Inc.	1998

Joseph M. Swanson	63	Director	Swanson, Inc.	1998

(1)	Age is as of December 31, 2001.

The Board of Directors currently consists of the Messrs. Adams, Batey, Hooper, Rowland, Sloan, Swanson, Williams and Ms. Ewell. At the annual meeting of shareholders, successors to each director whose term expires at such meeting will be elected to serve for one-year terms or until their successors are duly elected and qualified. The Board of Directors has the power to appoint the officers of the Company. Each officer will hold office for such term as may be prescribed by the Board of Directors and until such person’s successor is chosen and qualified or until such person’s death, resignation or removal. All of the current board members were re-elected as directors at the April 19, 2001 annual meeting of shareholders. All of the following nominees also serve as directors of the Bank of Murfreesboro (the “Bank”) which is a wholly owned subsidiary if the Company.

DIRECTORS AND OFFICERS OF THE COMPANY

MELVIN R. ADAMS, SR. is a director of the Company and the Bank having served since 1997. He has approximately nineteen years of banking experience in the Rutherford County market including serving as an advisory director of Commerce Union Bank (now Bank of America, N.A.) from 1980 to 1982, having been a director of First City Bank from January 1986 through March 1996. He was also a director of First City Bancorp, Inc. from June 1988 until it was sold in March 1996. Mr. Adams has been an agent for State Farm Insurance Company since 1971. Mr. Adams is also the owner and president of Adams Aluminum Co., Inc., which provides home remodeling services in Murfreesboro, a company he has owned since 1963. In addition, he is an owner of Adams & Parks, Mel Adams Realty and Hunter-Adams-Parks (partnership), all of which are real estate businesses. He is a licensed contractor, real estate broker and also engages in farming. He holds the Series 6 and 63 securities licenses. Mr. Adams is involved in many community activities and is a member of the Rutherford County Homebuilders Association, the Middle Tennessee Association of Insurance and Financial Advisors, and the Rutherford County Adult Activity Center Board. He holds a Bachelor of Science from Middle Tennessee State University and has attended various insurance schools and programs.

THOMAS E. BATEY is a director of the Company and a director of the Bank having served since 1997. He has approximately twelve years of banking experience in the Rutherford County market having been a director of First City Bank and First City Bancorp, Inc. from 1988 until it sold in 1996. Mr. Batey is the owner and president of Batey’s (office supplies) in Murfreesboro since 1957 as well as Batey’s Franklin (retail store) since 1967. Mr. Batey also engages in cattle farming and is a partner in Batey’s Farms. He is a member and/or Board member of Middle Tennessee Christian School, Middle Tennessee Christian Foundation, Rutherford County Chamber of Commerce, Murfreesboro Jaycees, Murfreesboro Civitan Club, Rutherford County Adult Activity Center and the David Lipscomb University Development Council. He was “Employer of the Year” for the handicapped in 1972 and the Rutherford County Chamber of Commerce’s “Business Person of the Year” in 1991. He attended Middle Tennessee State University.

SAM B. COLEMAN, JR. became a director of the Bank in July 2001. He is an affiliate broker with Bob Parks Realty having joined the Smyrna office of that agency in 1999. From 1981 until 1999 Mr. Coleman was employed by Regal Furniture Co. in Smyrna. He is also a developer of several local residential communities in the Smyrna and LaVergne areas of northern Rutherford County and since 1994 has been a partner in Faulkner Homes, LLC which is a construction company that specializes in building homes in northern Rutherford County. Mr. Coleman has also been a partner in Coleman Brothers Partnership which is a self storage company located in Smyrna since 1996. Mr. Coleman graduated from Vanderbilt University in 1981. He is a member of the Middle Tennessee Association of Realtors, the Rutherford County Chamber of Commerce and the Self Storage Association.

JOYCE EWELL is a director of the Company and executive vice president and a director of the Bank and is responsible for the retail services offered by the bank. She has over forty years of banking experience in the Rutherford County market. Prior to joining the Bank, Ms. Ewell served as an Area Manager for First American National Bank supervising seven branches. From 1985 to 1996 she held various positions with First City Bank culminating in being a member of the board of directors and first vice president. For twenty-five years from 1960 until 1985, she held various positions with Commerce Union Bank (now Bank of America, N.A.) in Rutherford County, culminating in vice president of marketing. She serves numerous positions with community organizations and has received many community awards including being voted the “Best Banker in Rutherford County” in 1995 and 1999 by the Daily News Journal polling subscribers. Ms. Ewell was one of the first five women selected as a recipient of the “Trail Blazer” awards. She has attended various banking schools and classes including the University of Wisconsin School of Banking.

JOHN STANLEY HOOPER is a director of the Company and the Bank having served since 1997. He has almost twelve years of banking experience in the Rutherford County market having been a director of First City Bank from 1988 until 1996 and as a director of First City Bancorp, Inc. from June 1988 until it sold in March 1996. Mr. Hooper was owner and president of Hooper Supply Co., Inc. in Murfreesboro from 1967 until his retirement in 1997. He remains a part owner while transferring other interest in the business to his sons. He is a past president of the Rutherford County Agricultural Association, a past president of the Tennessee Forage and Grassland Council and a member of the Farm Bureau. He attended Middle Tennessee State University and Atlanta Business College (now Georgia State University).

WILLIAM E. ROWLAND is president and a director of the Company and a director and President and chief executive officer of the Bank having served since 1997. He has over thirty years of banking experience in the Rutherford County market including his service with the Bank. In addition to Mr. Rowland’s experience as internal auditor, controller and chief financial officer with Mid-South Bank and Trust in Murfreesboro (now SunTrust Bank of Tennessee, N.A.) from 1971 until 1985. He left Mid-South Bank and Trust to found First City Bank where he served as Executive Vice President and Director from 1986 until 1996. He also served as president of First City Bancorp, Inc. in Murfreesboro from 1988 until 1996. Mr. Rowland is a past member of the MTSU Board of Trustees and the Methodist Finance Board. Mr. Rowland holds a Bachelor of Science and Master of Arts in finance from Middle Tennessee State University and is a graduate of the School for Bank Administration at the University of Wisconsin. He has also attended other banking schools including one at the University of Oklahoma. Mr. Rowland is a Certified Public Accountant (inactive) in the state of Tennessee and holds the NASD Series 7, 24 and 63 securities licenses as well as a life insurance license.

WILLIAM H. SLOAN is a director of the Company and a director of the Bank having served since 1997. He has over forty-one years of business experience in the Rutherford County market having been employed in various positions with Murfreesboro Federal Savings & Loan Association (now Calvary Banking, FSB) from 1957 until 1980 and as a director of First City Bank from January 1994 through March 1996. Mr. Sloan is the owner and president of Sloan’s Sales and Service, Inc., a Honda and Yamaha motorcycle dealership in Murfreesboro he has owned since 1960. He was the recipient of the Murfreesboro Better Business Bureau’s Torch Award for marketplace ethics in 1999. Mr. Sloan is a member of the Murfreesboro Chamber of Commerce and a Board member of Stones River Manor and the Adams Christian Trust. He attended Middle Tennessee State University.

JOSEPH M. SWANSON is a director of the Company and the Bank. He has approximately fifteen years of banking experience in the Rutherford County market having been a director of First City Bank from January 1986 through March 1996, and previously, an advisory director for the Rutherford County offices of First American National Bank. Mr. Swanson is the owner and president of Swanson, Inc., and Swanson Developments in Murfreesboro. He is also a partner in Parsley Brothers Construction and involved in real estate development in Rutherford County and a partner in City Center, Ltd. Mr. Swanson was the Chamber of Commerce’s “Business Person of the Year” in 1988.

OLIN O. WILLIAMS, M.D. is the chairman of the board and director of the Company and a director of the Bank. He has approximately fifteen years of banking experience in the Rutherford County market having been a director of First City Bank from January 1986 through March 1996 as well as having been a director of First City Bancorp, Inc. from June 1988 until it was sold in March 1996. Dr. Williams is a retired surgeon having worked at the Murfreesboro Medical Clinic from 1967 until his retirement in 1994. He also serves as a director of National HealthCare, L.P. and National Health Realty, Inc. He is a member of the Rutherford County Medical Society, the Tennessee Medical Association, the American Medical Association, the Southeastern Surgery Congress, Diplomate of the American Board of Surgery. He holds a Bachelor of Science and Doctor of Medicine from the University of Tennessee.

DEBBIE R. FERRELL is Senior Vice President/Secretary of the Bank and Company. She joined the Bank upon its opening in October 1997. She handles administrative duties, supervises the nondeposit investment product area, serves on various management committees and as a personal banker. Mrs. Ferrell holds the NASD Series 7 securities license as well as a life insurance license. Prior to joining the Bank Mrs. Ferrell worked at First American National Bank as a Personal Banker until January 1997. Prior to that time she worked at First City Bank as a Vice President from March 1986 until its acquisition by First American National Bank in March 1996. Before joining First City Bank Mrs. Ferrell worked at Mid-South Bank and Trust (later acquired by Third National Bank, now SunTrust Bank of Tennessee, N.A.)

WILLIAM LEWIS WEBB is Senior Vice President/Chief Financial Officer of the Company having joined the Bank in January 1998. He supervises the areas of accounting and financial reporting. He previously was Assistant Vice President/Internal Auditor of Wilson Bank Holding Company in Lebanon, Tennessee from March 1996 until January 1998 supervising regulatory reporting, compliance, audit and loan review. He served as Treasurer of First City Bancorp, Inc. in Murfreesboro, Tennessee from February 1993 until March 1996. He also served as Assistant Vice President/Controller of First City Bank from August 1987 until May 1994. He also was employed in public accounting from January 1984 until August 1987 with national and local firms in Nashville, Tennessee and Atlanta, Georgia. He graduated with honors from the University of Tennessee with a B.S.B.A. and received an M.B.A. from Louisiana State University. He is also a Certified Public Accountant and holds the NASD Series 7 securities license. Mr. Webb is a member of the American Institute of Certified Public Accountants (AICPA) and previously served on the SEC Regulations Committee of the AICPA. He is also a member of the Tennessee Society of Certified Public Accountants (TSCPA) and presently serves on the Financial Institutions Committee of the TSCPA.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held five meetings during the 2001 fiscal year and the Board of Directors of the Bank held twenty meetings during the 2001 fiscal year. The Board of Directors of the Bank has a Loan Committee. The Audit Committee represents both the Company and Bank.

The Loan Committee of the Bank met twenty-five times during 2001 and consists of Messrs. Adams, Batey Coleman, Hooper, Rowland, Sloan, Swanson and Dr. Williams and Ms. Ewell with Mr. Rowland serving as chairman. The Loan Committee has the responsibility of setting and approving the loan policy, granting lending authority to individual loan officers, approving any loans in excess of a loan officer’s lending authority, reviewing loans originated, monitoring the loan portfolio for any loan concentrations, reviewing the allowance for possible loan losses, monitoring past due loans, non-accroal loans and approving loan charge-offs.

The Audit Committee consists of Messrs. Batey, Hooper and Sloan with Mr. Batey serving as chairman and met four times during 2001. All members of the Audit Committee are independent in accordance with the definition set forth by the New York Stock Exchange. The Audit Committee has adopted a written Audit Committee Charter which has been approved by the Board of the Directors of the Company. The Audit Committee reviews annual reports and recommendations from the Company’s independent auditors, interim reports prepared by the Company’s internal auditor, reviews regulatory examinations, reviews reports in regards to the Company’s regulatory compliance and provides advice and assistance regarding the Company’s accounting, auditing and financial reporting practices.

All directors with the exception of Mr. Coleman have served since the Company was formed in 1997 and was subsequently elected at each annual meeting of shareholders beginning in 1998. This is the first year in which Mr. Coleman is being nominated as a director of the Company. Each director attended at least 75% of the meetings of the Board of Directors and the meetings of the applicable committees for which the director is a member during 2001. The non-employee directors were paid $500 per month in 1999 and $750 per month in 2000. There is no other annual compensation for the non-employee directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following individuals hold 5% or more of the outstanding voting common stock of the Company. No other individual’s hold 5% or more of the outstanding voting common stock of the Company as of December 31, 2001.

Name and Address	Amount and Nature		Percent
of Beneficial Owner	Beneficial Ownership		Of Class (1)

William E. Rowland	151,088	(2)	15.36%

1110 Virginia Avenue

Murfreesboro, Tennessee 37130

Joseph M. Swanson	130,340	(3)	13.52%

100 East Vine Street — Suite 1500

Murfreesboro, Tennessee 37130

(1)	As of December 31, 2001 there are 907,609 shares of outstanding voting common stock of the Company.

(2)	Includes 40,000 shares held as trustee for two sons’ trusts, stock options for 12,000 shares that expire on April 28, 2008 and 64,088 shares from conversion of debentures held in individual retirement account and as trustee for sons’ trusts.

(3)	Includes 500 shares held jointly with daughter, stock options for 3,000 shares that expire April 28, 2008, stock options for 1,000 shares that expire May 15, 2011 and 52,800 shares from conversion of debentures.

The following table shows the beneficial ownership of all directors and officers of the Company individually and as a group as of December 31,2001.

		Amount and
		Nature of
Name and Address		Beneficial	Percent
of Beneficial Owner	Position	Ownership	of Class (1)

William E. Rowland	President, Chief Executive Officer and	151,088 (2)	15.36%

1110 Virginia Avenue	Director

Murfreesboro, Tennessee 37130

Joyce Ewell	Executive Vice President and Director	36,857 (3)	3.97%

2807 Bowers Lane

Murfreesboro, Tennessee 37129

Melvin R. Adams	Director	32,000 (4)	3.48%

805 South Church Street

Murfreesboro, Tennessee 37130

Thomas E. Batey	Director	12,046 (5)	1.32%

2802 East Main Street

Murfreesboro, Tennessee 37130

Sam B. Coleman, Jr.	Director	4,607 (6)	0.51%

138 Laurel Hill Drive

Smyrna, Tennessee 37167

John Stanley Hooper	Director	22,873 (7)	2.49%

3331 Siegel Lane

Murfreesboro, Tennessee 37129

William H. Sloan	Director	18,000 (8)	1.97%

2523 Morgan Road

Murfreesboro, Tennessee 37129

Joseph M. Swanson	Director	130,340 (9)	13.52%

100 East Vine Street — Suite 1500

Murfreesboro, Tennessee 37130

Olin O. Williams, M.D.	Director	23,276 (10)	2.53%

2007 Riverview Drive

Murfreesboro, Tennessee 37129

Debbie R. Ferrell	Senior Vice President and Secretary	33,747 (11)	3.64%

2621 Spalding Circle

Murfreesboro, Tennessee 37128

William L. Webb	Senior Vice President and Chief	3,260 (12)	0.36%

1438 Amberwood Circle	Financial Officer

Murfreesboro, Tennessee 37128

All directors and officers as a group		464,833 (13)	40.95%

(1)	As of December 31, 2001 there were 907,609 shares of outstanding voting common stock of the Company.

(2)	Includes 40,000 shares held as trustee for two sons’ trusts, options for 12,000 shares that expire on April 28, 2008 and 64,088 shares from conversion of debentures held in individual retirement account and as trustee for sons’ trusts.

(3)	Includes 33 shares held as trustee for a minor, stock options for 5,600 shares that expire on April 28, 2008 and 13,049 shares from conversion of debentures held individually, in individual retirement account and as custodian for a minor.

(4)	Includes stock options for 3,000 shares that expire April 28, 2008, stock options for 1,000 shares that expire May 15, 2011 and 8,000 shares from conversion of debentures.

(5)	Includes 250 shares held by wife, stock options for 3,000 shares that expire April 28, 2008, stock options for 1,000 shares that expire May 15, 2011 and 2,795 from conversion of debentures.

(6)	Includes stock options for 4,000 shares that expire December 11, 2001 and 57 shares from conversion of debentures.

(7)	Includes 500 shares as custodian for minors, stock options for 3,000 shares that expire April 28, 2008, stock options for 1,000 shares that expire May 15, 2011 and 4,954 shares from conversion of debentures held jointly with wife, in individual retirement account, in wife’s individual retirement account and as custodian for minors.

(8)	Includes 5,000 shares held by wife, stock options for 3,000 shares that expire April 28, 2008, stock options for 1,000 shares that expire May 15, 2011 and 4,000 shares from conversion of debentures held individually and by wife.

(9)	Includes 500 shares held jointly with daughter, stock options for 3,000 shares that expire April 28, 2008, stock options for 1,000 shares that expire May 15, 2011 and 52,800 shares from conversion of debentures.

(10)	Includes 400 shares held as custodian for minors, stock options for 3,000 shares that expire April 28, 2008, stock options for 1,000 shares that expire May 15, 2011 and 8,795 shares from conversion of debentures held individually and as custodian for minors.

(11)	Includes 200 shares held by husband, 15 shares held as custodian for minors, stock options for 3,600 shares that expire on April 28, 2008 and 12,992 shares from conversion of debentures held individually and as custodian for minors.

(12)	Includes 200 shares as custodian for minor children, stock options for 3,000 shares that expire on April 28, 2008 and 60 shares from conversion of debentures held as custodian for minor children.

(13)	Includes all shares listed in notes (2) through (12) above.

There are currently no arrangements which may result in a change of ownership of control of the Company. There has been no change in control of the Company since the beginning of the last fiscal year. With the exception of Mr. Coleman, the above directors have served as directors since commencement of operations in 1997 and were re-elected at the shareholder meeting on April 19, 2001. The term of each director is for one year. This is the first year in which Mr. Coleman is being nominated as a director of the Company.

At December 31, 2001, there were no family relationships among directors and officers. With the exception of Dr. Williams, none of the directors of the Company serve as directors of any other company which has a class of securities registered under the Securities Exchange Act of 1934 or any other bank holding company, bank, savings and loan association or credit union. Dr. Williams is a director of National HealthCare Corp. and National HealthRealty, Inc. Further, no director or executive officer has been involved in any legal proceedings including bankruptcy, criminal proceedings or injunction from involvement with any business, banking or securities activities.

EXECUTIVE COMPENSATION

The following table sets forth a summary of the compensation paid to or accrued on behalf of the chief executive officer and any other officer of the Company whose aggregate compensation exceeded $100,000 during fiscal years 2001, 2000, and 1999. No other officers had compensation in excess of $100,000.

	Annual Compensation				Long-Term Compensation

						Securities
				Other	Restricted	Underlying		All
Name and				Annual	Stock	Options/	LTIP	Other
Principal Position	Year	Salary	Bonus	Compensation	Awards	SAR's	Payouts	Compensation

William E. Rowland,	2001	$115,000	$32,955	$—	$—	$—	$—	$—

President and	2000	$100,300	$3,000	$—	$—	$—	$—	$—

Chief Executive Officer	1999	$80,000	$—	$—	$—	$—	$—	$—

Currently there are no employment contracts between the Company and any of its employees or the Bank and any of its employees. Currently there is no compensatory plan or arrangement in place for any executive officer of the Company which would result from the resignation, retirement or any other termination of such executive officer’s employment or from a change in control of the Company or the Bank.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information regarding the grant of stock options in the 2001 fiscal year to the persons named in the above summary compensation table and the value of options held by such persons at the end of such fiscal year:

	Number of	% of Total	Exercise
	Securities	Options	or Base
	Underlying	Granted to	Price
	Options	Employees	Per
Name	Granted	Fiscal Year	Share	Expiration Date

William E. Rowland	1,000	4.04%	$12.50	May 15, 2011

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND YEAR END OPTION VALUES

Stock options listed below represent options outstanding at December 31, 2001:

Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	In-The-Money
			Options at	Options at
			Fiscal Year End	Fiscal Year End
Shares
	Acquired Upon	Value	Exercisable /	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable (#)	Unexercisable ($)

William E. Rowland	-0-	$0	21,000/0	$50,000/$0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As previously mentioned, there are no family relationships between any of the directors and officers of the Company or Bank. Federal banking regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Company’s policy is not to make any new loans or extensions of credit to the Company’s executive officers and directors at different rates or terms than those offered to the general public. The aggregate amount of loans by the Company to its executive officers and directors was approximately $2,449,000 at December 31, 2001.

The Company leases office space for a branch from director Swanson. The lease was entered into in 2000 and is for five years. During 2001 the Company paid Director Swanson $17,340 in rent on this location. As part of its normal course of business the Company purchases office supplies, furniture and equipment from a retail store owned by Director Batey. During 2001, the Company paid $132,000 for such office supplies, furniture and equipment.

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF RAYBURN, BETTS & BATES, P.C. AS THE COMPANY’S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL YEAR 2002

The Board of Directors has confirmed the appointment by the Audit Committee of Rayburn, Betts & Bates, P.C. as the Company’s independent accountants and auditors for fiscal 2002. Rayburn, Betts & Bates, P.C. served as independent accountants and auditors of the Company for the years ended December 31, 2001, 2000, 1999, 1998 and 1997. A representative(s) of the firm will be present at the Annual Meeting, have an opportunity to make a statement if he (they) so desire and is (are) expected to be available to respond to appropriate questions.

AUDIT FEES

The Company was billed fees of $39,900 for professional services rendered by the accounting firm of Rayburn, Betts and Bates, P.C. for the audit of the Company’s financial statements for the most recent fiscal year and the reviews of the financial statements in the Company’s Forms 10-QSB for that fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company was not billed any fees for professional services rendered by the accounting firm of Rayburn, Betts and Bates, P.C. in the areas of financial system design and implementation during the most recent fiscal year.

INTERNAL AUDIT SERVICES

The Company was not billed any fees for professional services rendered by the accounting firm of Rayburn, Betts and Bates, P.C. in the area of internal audit during the most recent fiscal year.

ALL OTHER FEES

The Company was billed fees of approximately $15,420 for other services rendered by the accounting firm of Rayburn, Betts and Bates, P.C. for the most recent fiscal year.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present or represented at the meeting is required to ratify the appointment of Rayburn, Betts & Bates, P.C. as the Company’s independent accountants and auditors for fiscal year 2002.

The Board of Directors recommends voting FOR ratification of the appointment of Rayburn, Betts & Bates, P.C. as the Company’s independent accountants and auditors for fiscal year 2002.

OTHER MATTERS

The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the meeting other than that referred to herein. If any other business should come before the meeting, the persons named in the Proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

AUDIT COMMITTEE REPORT FOR 2001

The Audit Committee reviews annual reports and recommendations from the Company’s independent auditors, interim reports prepared by the Company’s internal auditor, reviews regulatory examinations, reviews reports in regards to the Company’s regulatory compliance and provides advice and assistance regarding the Company’s accounting, auditing and financial reporting practices. The Audit Committee has discussed with the independent accountants the matters required by Statement on Auditing Standards (SAS) No. 61 (Communication with Audit Committees) and SAS No. 90 (Audit Committee Communications), has reviewed and discussed the audited financial statements with management and received the written disclosures from the independent accountants as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant’s independence.

Based upon the review and discussions herein the Audit Committee recommended to the Board of Directors inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for fiscal 2000 for filing with the Securities and Exchange Commission. The Audit Committee consists of Messrs. Batey, Hooper and Sloan with Mr. Batey serving as chairman and met four times during 2001. All members of the Audit Committee are independent in accordance with the definition set forth by the New York Stock Exchange. The Audit Committee has adopted a written Audit Committee Charter which has been approved by the Board of the Directors of the Company.

Thomas E. Batey, Chairman
John Stanley Hooper
William H. Sloan

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

The federal securities laws require the Company’s directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Company. To the Company’s knowledge, based solely on a review of these copies furnished to the Company and representations by reporting persons, all of its directors, executive officers and greater than 10% beneficial owners made all filings required in a timely manner.

SHAREHOLDER PROPOSALS

Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the Board of Directors for the annual meeting of shareholders in 2003 must be received by Debbie Ferrell, Corporate Secretary, Murfreesboro Bancorp, Inc., Box 20700, Murfreesboro, Tennessee 37129-0700 no later than November 23, 2002. The use of Certified Mail — Return Receipt Requested is advised. If a shareholder, rather than placing a proposal in the Company’s proxy materials, commences his or her own proxy solicitation for the 2003 annual meeting of shareholders or seeks to nominate a candidate for election or propose business for consideration at such meeting, then the shareholder must notify the Company of such proposal on or before February 6, 2003. If notice is not received at the above address by this date, the Company may exercise discretionary voting authority as to that matter under proxies solicited for the 2003 annual meeting of shareholders. To be eligible for inclusion, a proposal must also comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

ANNUAL REPORT OF FORM 10-KSB

Copies of the 2001 Annual Report to Shareholders are being mailed to all shareholders together with this Proxy Statement. Upon request, we will provide to you, without charge, a copy of your report on Form 10-KSB for the year ended December 31, 2001 as filed with the Securities and Exchange Commission. Requests should be directed to William L. Webb, Chief Financial Officer, Murfreesboro Bancorp, Inc., Box 20700, and Murfreesboro, Tennessee 37129-0700.

BY ORDER OF THE BOARD OF DIRECTORS

Murfreesboro, Tennessee March 11, 2002

Debbie Ferrell Senior Vice President Corporate Secretary

Murfreesboro Bancorp, Inc.

Proxy Solicited by the Board of Directors for Annual Meeting
of Stockholders to be Held April 23, 2002

The undersigned hereby appoints William E. Rowland and Joyce Ewell, their attorneys and agents, with full power of substitution, to vote as proxy for the undersigned, at the Annual Meeting of Stockholders of Murfreesboro Bancorp, Inc. (The “Company”) to be held on April 23, 2002 at 5:00 P.M., local time, at the bank of Murfreesboro, 615 Memorial Boulevard, Murfreesboro, Tennessee and at any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to vote if personally present on the proposals set forth on the reverse side of this card (and as more particularly set forth on the notice of Meeting enclosed herewith) and in accordance with their discretion on any other procedural matters that may properly come before the meeting or any adjournment or postponement thereof.

All shares of the Company’s common stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on the reverse side of this card. If no instructions for the proposal are indicated on an executed Proxy Card, such proxies will be voted in accordance with the recommendations of the Board of Directors as set forth herein with respect to such proposal.

PLEASE SIGN AND DATE THE REVERSE SIDE

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
☐ If you plan to attend the Annual Meeting of Stockholders, please mark the following box and promptly return this Proxy Card. Number Attending

☐ Change of Address Mark Here and Write New Address Below

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR:

1. Approve the election of the Board of directors to serve a term of one year or until their successors are duly elected.
(To vote against any director, draw a line through the name of the director: Melvin R. Adams, Thomas E. Batey, Sam B. Coleman, Jr., Joyce Ewell, John Stanley Hooper, William E. Rowland, William H. Sloan, Joseph M. Swanson and Olin O. Williams, M.D.)
                     ☐  FOR       ☐ AGAINST       ☐ ABSTAIN
2. Approve the election of the public accounting firm of Rayburn, Betts and Bates, P.C. to serve as independent auditors for the 2002 fiscal year.
                     ☐  FOR       ☐ AGAINST       ☐ ABSTAIN
3. In their discretion, to act upon such other procedural matters as may properly come before the meeting and any adjournment thereof:
☐ FOR ☐ AGAINST ☐ ABSTAIN	Signatures of stockholders should correspond with the names shown on the Proxy Card. Attorneys, trustees, executors, administrators, guardians and others signing in representative capacity should designate their full titles. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Joint owners should each sign.

Dated:                                                                  , 2002

Signature

Signature

Votes must be indicated (x) in Black or Blue ink ☒